Summary Prospectus
FlexShares® Real Assets Allocation Index Fund
March 1, 2019	Ticker: ASET	Stock Exchange: NASDAQ
Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at www.flexshares.com/prospectus. You can also get this information at no cost by calling 1-855-FLEXETF (1-855-353-9383) or by sending an e-mail request to info@flexshares.com. The Fund’s complete Prospectus and Statement of Additional Information, both dated March 1, 2019, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the FlexShares® Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from FlexShares® Trust or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FlexShares® Trust’s website (www.flexshares.com) and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you have already elected to receive your shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the FlexShares® Trust electronically at any time by contacting your financial intermediary. You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the FlexShares® Trust you hold in your account at the financial intermediary. You must provide separate instructions to each of your financial intermediaries.
Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust Real Assets Allocation IndexSM (the “Underlying Index”).
Fees And Expenses Of The Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following other expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.57%
Distribution (12b-1) Fees	0.00%
Other Expenses(1)	0.00% (2)
Acquired Fund Fees and Expenses(3)	0.46%
Total Annual Fund Operating Expenses(1)	1.03%
Expense Reimbursement(4)	-0.46%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.57%
(1)	“Other expenses”, “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Expense
Reimbursement” have been restated to reflect current expenses. “Other expenses” include fees and expenses of the independent trustees and their independent legal counsel.
(2)	Amount is less than 0.005%.
(3)	“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in the Underlying Fund (as defined below). The impact of Acquired Fund Fees and Expenses will be included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value per share (“NAV”).
(4)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse certain expenses of the Trust’s independent trustees until March 1, 2020. NTI also has contractually agreed until March 1, 2020 to waive Management Fees or reimburse certain expenses in an amount equal to the Acquired Fund Fees and Expenses attributable to the Fund’s investments in the Underlying Fund (as defined below). The Fund’s Board of Trustees may terminate the contractual arrangements at any time if it determines that it is in the best interest of the Fund and its shareholders. “Expense Reimbursement” has been restated to reflect current expenses and contractual expense reimbursement arrangements.
Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	$ 58
3 Years	$ 282
5 Years	$ 524
10 Years	$1,218

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FlexShares® Real Assets Allocation Index Fund

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a fund of funds and seeks its investment objective by investing primarily in the shares of other FlexShares® ETFs (each an “Underlying Fund” and together, the “Underlying Funds”) that are eligible for inclusion in the Underlying Index and listed below, rather than in securities of individual companies. The Underlying Funds themselves seek investment results corresponding to their own respective underlying indexes. The Underlying Funds invest primarily in separate sets of securities representing or providing exposures to global “real assets.” Real assets are defined by the Index Provider as physical or tangible assets. Examples of real assets include but are not limited to commodities, precious metals, oil, and real estate. Each Underlying Fund has its own risk profile and will contribute differently to the overall risk profile of the Fund. Each of the Underlying Funds invests in equity securities that are traded in or are issued by companies domiciled in global developed or emerging markets (including the U.S.). Certain of the Underlying Funds may invest in publicly-traded units of master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”).
The Underlying Index measures the performance of an optimized allocation to the Underlying Funds that is intended to provide exposures to certain real assets and minimize overall volatility of investment in the Underlying Funds.
As of December 31, 2018, the Underlying Index was comprised of the following Underlying Funds, each of which invests primarily in equity securities: a 51.0% weight to FlexShares® STOXX® Global Broad Infrastructure Index Fund, a 39.5% weight to FlexShares® Global Quality Real Estate Index Fund, and a 9.5% weight to FlexShares® Morningstar Global Upstream Natural Resources Index Fund. The Underlying Index was constituted and is rebalanced at least annually using a rules-based methodology. The Underlying Index may be rebalanced semi-annually if the volatility of investment in the Underlying Funds surpasses a minimum threshold. The weights of each Underlying Fund, and the degree to which each Underlying Fund represents exposure to certain real assets, may change over time as the Underlying Index and the underlying indexes of the Underlying Funds are reconstituted and/or rebalanced (which may be quarterly) and their component securities fluctuate in value.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies.
NTI generally intends to replicate the constituent securities of the Fund’s Underlying Index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. NTI may use a “representative sampling” strategy in certain circumstances, such as when it may not be possible or practicable to fully implement a replication strategy. Representative sampling is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI. NTI also serves as the investment adviser to the Fund and the Underlying Funds. NTI, as the Index Provider, determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non-diversified” under the Investment Company Act of 1940, as amended, and may invest more of its assets in fewer issuers than “diversified” funds.

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FlexShares® Real Assets Allocation Index Fund

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of January 31, 2019, the Underlying Index was concentrated (indirectly through the Underlying Funds) in the following industry: Equity Real Estate Investment Trusts (32.8%). The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Index guaranteed.
Concentration Risk is the risk that, to the extent the Fund's or an Underlying Fund’s investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class. To the extent the Underlying Index is concentrated to a significant degree in Underlying Funds that invest in securities of a particular sector or industry, the Fund also may be so concentrated.
By so doing, the Fund may face more risks than if it were diversified broadly over numerous Underlying Funds across multiple industries or sectors.
Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.
Cyber Security and Operational Risk is the risk that the Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders.
Derivatives Risk is the risk of investing in derivative instruments, such as futures contracts and options on futures contracts. These risks include liquidity, interest rate, market, credit, counterparty and management risks, as well as the risk of mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.

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FlexShares® Real Assets Allocation Index Fund

Foreign Securities Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund or an Underlying Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s or an Underlying Fund’s assets are significantly invested in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region. For example, in a June 2016 referendum, citizens of the United Kingdom voted to leave the EU (known as “Brexit”), which may have a negative impact on the economy and currency of the United Kingdom, including increased volatility and illiquidity and potentially lower economic growth.
Fund of Funds Risk is the risk that the Fund’s investment performance largely depends on the investment performance of the Underlying Funds in which it primarily invests. The Fund’s NAV will change with changes in the value of the Underlying Funds and other securities in which the Fund invests based on their market valuations. An investment of the Fund is subject to the risks associated with the Underlying Funds that comprise the Underlying Index. There is the risk that the Index Provider’s evaluations and assumptions regarding the asset classes represented by the Underlying Funds in the Underlying Index at any given time may be incorrect based on actual market conditions.
An investment in the Fund will entail more costs and expenses than direct investments in the Underlying Funds. The Fund will indirectly pay a proportional share of the expenses of the Underlying Funds in which it invests (including operating expenses and management fees), in addition to the fees and expenses it pays directly. As the Fund’s allocation to the Underlying Funds changes from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.
Global Natural Resources Risk is the risk that the Fund is subject to the risks associated with investment in the global natural resources sector in addition to the general risk of the stock market. The natural resources sector can be significantly affected by events relating to U.S. and foreign political and economic developments and environmental and other government regulations, as well as other factors including, but not limited to: commodity price volatility, technological developments and natural or man-made disasters. Declines in the demand for, or prices of, natural resources generally would be expected to contribute to declines in the value of the Fund’s or Underlying Fund’s equity securities. Such declines may occur quickly and without warning and may negatively impact the value of the Fund and your investment.
Infrastructure-Related Companies Risk is the risk that the Fund is subject to the risks associated with investment in infrastructure-related companies in addition to the general risk of the stock market. Risks associated with infrastructure-related companies include: (a) realized revenue volume may be significantly lower than projected and/or there will be cost overruns; (b) infrastructure project sponsors will alter their terms making a project no longer economical; (c) macroeconomic factors such as low gross domestic product (“GDP”) growth or high nominal interest rates will raise the average cost of infrastructure funding; (d) government regulation may affect rates charged to infrastructure customers; (e) government budgetary constraints will impact infrastructure projects; (f) special tariffs will be imposed; and (g) changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company’s operations or an accident, a natural disaster, changes in market sentiment towards infrastructure and terrorist acts. Any of these events could cause the value of the Fund’s or Underlying Fund’s investments in infrastructure-related companies to decline.
Interest Rate Risk is the risk that rising interest rates may adversely affect the Fund or an Underlying Fund. Increases in interest rates typically lower the present value of a REIT’s future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors’ collective perceptions of future earnings, the value of the Fund may decline when investors anticipate or experience rising interest rates.
Market Risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of your investment in the Fund to decline. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, par-

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FlexShares® Real Assets Allocation Index Fund

ticular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.
Market Trading Risk is the risk that the Fund and the Underlying Funds face because their shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund or Underlying Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings
Mid and Small Cap Stock Risk is the risk that stocks of mid-sized and smaller companies may be more volatile than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid-sized and small companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
MLP Risk is the risk that accompanies an investment in publicly-traded MLP units. An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. MLPs may also be sensitive to changes in interest rates and during periods of interest rate volatility, may not provide attractive returns. The benefit derived from an Underlying Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs owned by an Underlying Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Underlying Fund with respect to its investment in such
MLPs would be materially reduced, which could cause a decline in the value of the Underlying Fund’s shares. The Underlying Fund must include its allocable share of the MLP’s taxable income in its taxable income, whether or not it receives a distribution of cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to the Fund’s shareholders.
Model Risk is the risk that the asset allocation model used to calculate the Underlying Index will not achieve its intended results.
Momentum Risk is the risk that securities that have had higher recent price performance compared to other securities may be more volatile than a broad cross-section of securities or that returns on securities that have previously exhibited price momentum are less than returns on other securities or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments. An Underlying Fund may follow an index that selects constituent securities based on a “momentum” factor.
Non-Diversification Risk is the risk that the performance of the Fund or an Underlying Fund may depend on the performance of a small number of issuers because it may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Passive Investment Risk is the risk that the Fund and the Underlying Funds are not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Real Estate Securities Risk is the risk that the Fund or an Underlying Fund is subject to the risks associated with investment in the real estate sector in addition to the general risk of the stock market. Investing in securities of real estate companies will make an Underlying Fund, and the Fund, more susceptible to risks associated with the ownership of real estate and with the real estate industry in general, as well as risks that relate specifically to the way in which real estate companies are organized and operated. Real estate companies may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. The value of real estate securities may underperform other sectors of the economy or broader equity markets. To the extent that an Underlying Fund, and the Fund, concentrates its investments in the real estate sector, it may be subject to greater risk of loss than if it were diversified across different industry sectors.
REIT Risk is the risk that an Underlying Fund’s investments may be affected by factors affecting REITs and the real estate sector generally. Investing in REITs involves cer-

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FlexShares® Real Assets Allocation Index Fund

tain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. By investing in REITs through the Fund and an Underlying Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund and Underlying Fund.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Tax Risk is the risk that, because the Fund invests in the Underlying Funds, the Fund’s realized losses on sales of shares of the Underlying Funds may be indefinitely or permanently deferred as “wash sales.” Distributions of short-term capital gains by the Underlying Funds will be recognized as ordinary income by the Fund and would not be offset by the Fund’s capital loss carryforwards, if any. Capital loss carryforwards of the Underlying Funds, if any, would not offset net capital gains of the Fund. Each of these effects is caused by the Fund’s investment in the Underlying Funds and may result in distributions to Fund shareholders being of higher magnitudes and less likely to qualify for lower capital gain tax rates than if the Fund were to invest otherwise.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. Each Underlying Fund is also subject to tracking error risk in seeking to track the performance of its underlying index. To the extent the Fund or Underlying Fund employs a representative sampling strategy, it may incur tracking error to a greater extent than if it seeks to replicate its respective underlying index. The representative sampling strategy used by NTI may fail to produce the intended results.
U.S. Issuer Risk is the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund or an Underlying Fund has exposure.
Valuation Risk is the risk that the sale price the Fund or an Underlying Fund could receive for a portfolio security may differ from the Fund’s or the Underlying Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s or an Underlying Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Value Investing Risk is the risk that an Underlying Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated information on the Fund’s performance results can be obtained by visiting www.flexshares.com.
Calendar Year Total Returns
For the periods in the bar chart above:
Best Quarter (3/31/2016): 5.63%
Worst Quarter (12/31/2018): -7.46%

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FlexShares® Real Assets Allocation Index Fund

Average Annual Total Returns
(for the periods ended December 31, 2018)
	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	-8.40%	3.76%	11/23/2015
After Taxes on Distributions	-9.18%	2.79%	—
After Taxes on Distributions and Sale of Shares	-4.67%	2.67%	—
Northern Trust Real Assets Allocation IndexSM*	-8.26%	3.87%	—
MSCI ACWI Index*	-9.42%	5.60%	—
*	Reflects no deduction for fees, expenses or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans. After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of Fund shares.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine and Brendan Sullivan, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since inception of the Fund and June 2016, respectively.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares that have been aggregated into blocks of 25,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund's distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FS00080-0319